EXHIBIT "F"

                      L/C Application

                 APPLICATION AND AGREEMENT
          FOR IRREVOCABLE STANDBY LETTER OF CREDIT
           ___ WITHOUT RENEWALS             ___ WITH RENEWALS
                                        Renewable until ________.
                                                            latest date

   To: _____________________ ("Bank")     FOR BANK USE ONLY
                                          Date:_______ l/c NO_________
       _____________________              Applicant No.:________________
                                          Beneficiary No.:______________
       ______________________             Advising Bank No.:____________


       Date of this Application_________________

   Gentlemen:

   The undersigned Applicant(s) hereby request(s) you to establish an irrevocable Standby Letter of Credit as set forth below in such language as you may deem appropriate, with such variations from such terms as you may in your discretion determine are necessary and are not materially inconsistent with this Application and Agreement, and forward the same by:

     ___ Cable/telex (full details)    ___Airmail
             ___Brief Cable/telex        ___Other

   ___ Through your correspondent for delivery to the beneficiary or advised through ____________________________
   ___  Directly to beneficiary
   All banking charges other than the issuing Bank's are for
          ____ Beneficiary        ____ Applicant(s)

   Liability of

   __________In favor of (Beneficiary)_______          on Behalf of (as to
                                                       appear on Letter
                                                       of Credit)


                                                           Amount

                                                 In figures:

                                                 In words:

   Partial drawings:
          Allowed     Not Allowed                Expiring at the close of
                                                 business on

   If drawings are allowed in installments       ________________________
   within given periods and no drawing           At your counters, unless
   is made for an installment within the         otherwise indicated, for
   applicable period, the credit                 Sight Payment

     ___Shall   ___Shall not
  be available for subsequent installments









   To be available by drafts at sight drawn on you duly signed and endorsed, or specify any other drawee:___________________
   And accompanied by documents as specified below:
   Beneficiary's manually signed statement on its letterhead reading exactly as follows:


   (Complete only when the beneficiary's bank or correspondent is to issue its undertaking based on the issued Standby Letter of Credit)
     ___Request beneficiary's bank to issue and deliver their (specify type of undertaking, bid or performance bond, or other)

       ----------------------------------
       In favor of:

       ----------------------------------
       For an amount not exceeding that specified above, effective immediately and expiring at their office on
                       (30 days prior to expiry date above)
       relative to                   .

       THE OPENING OF THIS CREDIT IS SUBJECT TO THE TERMS AND CONDITIONS AS SET FORTH ON THE FOLLOWING PAGES, TO WHICH TERMS AND CONDITIONS WE AGREE Please date and sign this Application and Agreement on Page 4 hereof.

     TERMS AND CONDITIONS FOR STANDBY LETTER OF CREDIT

          In consideration of the issuance of the letter of credit and all renewals, extensions, replacements and amendments thereof (herein called the "Credit") by Bank in accordance with this Application and Agreement (this "Agreement"), the undersigned (hereinafter called "Applicants," whether one or more) jointly and severally agree to the following terms and conditions:
          1. Applicants promise to pay to Bank on demand at its office shown on front, in United States currency as follows:
     A. As to drafts, draws, demands, or other evidence of amounts drawn under or purporting to be drawn under the Credit which are payable in United States currency, the amount paid thereon, or, if so demanded by Bank, to pay Bank at its office in advance the amount required to pay such drafts, draws, demands or other evidence of amounts drawn under or purporting to be drawn under the Credit;
     B. As to drafts, draws, demands, or other evidence of amounts drawn under or purporting to be drawn under the Credit which are payable in currency other than United States currency, either (i) the amount paid in the currency of the Credit at the bank of Bank's choice in the country of such currency, or (ii) the equivalent of the amount paid, in United States currency, at Bank's then current selling rate for such currency;
     C. All taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever and by whomsoever and wherever imposed in connection with this Agreement, the Credit or any transactions hereunder or thereunder; and
     D. Interest on all amounts owing to Bank hereunder at the maximum nonusurious rate of interest permitted by applicable laws of the United States of America or the State of Texas, from time to time in effect, whichever shall permit the highest lawful rate (hereinafter called "the Highest Lawful Rate"). At all times, if any, that Chapter One of Title 79, Texas Revised Civil Statutes, 1925, as amended, establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated" rate ceiling (as defined therein) from time to time in effect. It is the intention of Applicants and Bank to conform strictly to applicable usury laws. It is therefore agreed that: (i) if, for any reason, the interest received for the actual period of the existence of any loan by Bank hereunder exceeds the Highest Lawful Rate, Bank shall refund to Applicants the amount of the excess or shall credit the amount of the excess against amounts owing hereunder and shall not be subject to any of the penalties provided by law for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Agreement or otherwise in connection with this Agreement or the Credit, shall not for the actual period of the existence of any loan hereunder exceed the maximum amount of interest, nor produce a rate in excess of the Highest Lawful Rate, (iii) if, for any reason, usurious interest is contracted for, charged or received, then the sole remedy of Applicants shall be to receive a refund thereof or a credit on the accrued and unpaid interest and unpaid principal under this Agreement equal to the usurious interest, it being agreed that usurious interest shall mean the amount by which the total interest contracted for, charged or received exceeds the amount of interest allowed by applicable law; and this Agreement shall be automatically deemed reformed so as to permit only the collection of the Highest Lawful Rate of interest, and (iv) determination of the rate of interest on any loan evidenced hereby shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of such loan, all interest at any time contracted for, charged or received from Applicants in connection with such loan.
     E. Applicants assume all risks (political, economic or otherwise) of disruptions or interruptions in currency exchange with respect to any demand payable in other than United States currency, and if there is no then prevailing exchange rate, Bank may obtain the non-United States currency from any commercially reasonable source, in which case
   Applicants shall pay Bank's cost therefor, inclusive of all expenses, in United States currency.
     F. Demand, for all purposes of this Agreement, shall be considered made at the time Bank mails, telephones or otherwise sends notification to Applicants.
     G.   Applicants agree to pay to Bank, any Member and/or Correspondent
   (as hereinafter defined), or its correspondents, annually in advance not later than forty-five (45) days prior to the then current expiration date of the Credit, all fees and commissions owing to or which become owing in respect of the Credit. Such fees and commissions shall be payable at the then current rate charged by Bank and/or such other entity(ies). Payment of such fees or commissions in advance shall not affect the Bank's absolute right not to renew the Credit; however, should Bank decide in its sole and absolute discretion not to renew the Credit, Bank shall refund such advance payment to Applicants.
          2. Applicants agree that if because of any law or regulation, or because of any change in any existing law or regulation, or in the interpretation thereof by any official authority, whether or not having the force of law, which comes into effect after the date of this Agreement, (a) Bank or Applicants should, with respect to this Agreement, the Credit or any transactions hereunder or thereunder, be subject to any tax, charge, fee, insurance premium, deduction or withholding of any kind whatsoever, or (b) reserve requirements, or changes in existing reserve requirements, should be imposed on Bank with respect to this Agreement or the Credit or any transactions hereunder or thereunder, and if any of the above-mentioned measures, or any other similar measure, should result in (i) any increase in the cost to Bank of issuing and maintaining the Credit pursuant to this Agreement or of any transaction under or in connection with the Credit or this Agreement, or (ii) any reduction in the payment or deposit of any amount (principal, interest, fee, commission or otherwise) receivable by Bank in respect of the Credit or this Agreement or of any transaction under the Credit or this Agreement, then Applicants shall pay to Bank upon demand such increased cost or reduction, including such additional amounts as may be necessary so that every net payment or deposit, after deduction or withholding for or on account of such payment or deposit (including any taxes levied on additional amounts paid pursuant to this paragraph), will not be less than the corresponding amount provided for under the Credit or this Agreement before giving effect to such increased cost or reduction; provided that in no event shall any additional amounts which constitute interest exceed what is considered, together with other interest payments, the Highest Lawful Rate.
          3. Availments under the Credit may be effected through Bank or any advising or confirming bank (the "Payor") at the then current buying rate of the Payor for banker's sight drafts at the place from which the Payor is to receive reimbursement under the terms of the Credit, it being understood and further agreed: (a) that the amount(s) disbursed to the beneficiary(ies) relative thereto may be in the currency local to the site of the Payor, and may be reduced by any taxes and/or other charges whether of the Payor or otherwise, and (b) that an advice of an availment under the Credit from the Payor shall be sufficient evidence to Bank of an availment under the Credit, and such evidence thereof shall be binding upon Applicants for the purposes of this Agreement.
          4. If at any time(s) any funds and/or securities are paid to or deposited with or under the control of Bank, not as payment under paragraph 1 hereof, but to be held relative hereto, same shall be held as collateral security for the Obligations (as hereinafter defined) and without Applicants having any right to dispose of the same while any Obligations (as hereinafter defined) exist under this Agreement, but with the discretionary right in Bank to release or surrender all or any part of said funds and/or securities to or upon the order of Applicants. If any such funds are available to Bank at its office in the currency of the Credit at any time after payment may become due hereunder, Bank may (acting in each instance in its discretion and without being required to make any prior demand for payment hereunder) apply all or any part thereof at any time(s) on account of the Obligations (as hereinafter defined), irrespective of the then current rate of exchange. Should the aggregate market value of any such funds and/or securities at any time(s) suffer any decline, or should any such property be unavailable at any time for any reason to Bank at its office or fail to conform to legal requirements, Applicants will, upon demand, make such payment(s) on account of the aforesaid Obligations, or as additional collateral therefor, will deposit and pledge with Bank additional property that is satisfactory to Bank. If any such funds as aforesaid be other than United States Dollars and occasion arises for a refund by Bank of all or any portion thereof, it shall be optional with Bank as to whether refund will be made (a) in United States Dollars at the buying rate for the foreign currency on the date of refund, or (b) in the amount and kind of the foreign currency on the date of refund, or (c) by instructing a branch or correspondent of Bank to hold the refundable amount of foreign currency for Applicants' account and risk.
          5. Applicants hereby pledge, assign and hypothecate to Bank as security for any and all of the obligations and liabilities of Applicants with respect to the Credit, the Application portion of this Agreement
   (the "Application") and this Agreement, whether hereinbefore or hereinafter referred to, now or hereafter existing (herein called the "Obligations"), any and all property of Applicants now or at any time(s) hereafter in Bank's possession or control or in the possession or control of any third party acting in Bank's behalf, whether for the express purpose of being used by Bank as collateral security or for safekeeping or for any other or different purposes, including such property as may be in transit by mail or carrier to or from Bank, a lien and security interest being hereby given Bank upon and in any and all such property for the aggregate amount of the Obligations; and Applicants authorize
   Bank, at Bank's option, at any time(s), whether or not the property then held by Bank as security hereunder is deemed by Bank to be adequate, to appropriate and apply to or upon any and all of the Obligations, whether or not then due, any and all monies now or hereafter with Bank on deposit or otherwise to the credit of or belonging to Applicants and in Bank's discretion, to hold any such monies as security for any such Obligations until the exact amount thereof, if any, shall have been definitely ascertained by Bank. Bank's rights, liens and security interests hereunder shall continue unimpaired, and Applicants shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release or substitution of any property which may be held as collateral hereunder at any time(s) or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank in reference to any of the Obligations, or any promissory note, draft, bill of exchange or other instrument given Bank in connection with any of the Obligations, Applicants, and each of them individually, hereby waiving notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if Applicants had expressly agreed thereto in advance.
          6.   Applicants agree at any time and from time to time, on demand,
   (i) to deliver, convey, transfer or assign to Bank, as security for any and all of the Obligations, and also for any and all other obligations and/or liabilities, absolute or contingent, due or to become due, which are now, or may at any time hereafter, be owing by Applicants to Bank, additional security of a value and character satisfactory to Bank, or
   (ii) to make such cash payment(s) in partial or full satisfaction of the Obligations of such other obligations or liabilities as Bank in its sole discretion may require.
          7. Bank is hereby authorized, at its option and without any obligation to do so, to transfer to and/or register in the name(s) of Bank's nominee(s) all or any part of the property which may be held by it as security at any time(s) hereunder, and to do so before or after the maturity of any of the Obligations and with or without notice to Applicants.
          8. The word "property" as used herein includes goods and merchandise (as well as any and all documents relative thereto), securities, funds, monies (whether United States currency or otherwise), choses in action and any and all other forms of property, whether real, personal or mixed, tangible or intangible, and any right or interest of Applicants, or any one or more of them, therein or thereto. Bank is authorized, at its option, to file financing statement(s) and continuation statement(s) without the signature of Applicants with respect to any of the property, and Applicants jointly and severally agree to pay the cost of any such filing and to sign upon request any instruments, documents or other papers which Bank may require to perfect its security interest in the property. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement.
          9. No proceeds of the Credit will be used for any purpose which would constitute the Credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.
          10.  Applicants jointly and severally represent and warrant that
   (a) each of them which is not a natural person is duly organized in good standing and validly existing with full power and authority to execute this Agreement; (b) the execution of this Agreement has been duly authorized by all necessary action on the part of all Applicants and does not violate or contravene any law, regulation, order or decree or the articles of incorporation, bylaws, partnership agreement or any other organizational document of any Applicant; (c) all requisite licenses, permits and franchises for the operation of Applicant's business are in full force and effect; (d) any financial statements delivered to Bank in connection herewith fairly present the financial condition and results of operations of the subject or subjects thereof as of the dates and for the periods indicated therein, and no material adverse change has occurred in the financial condition of the subject or subjects thereof since the dates thereof; (e) except as disclosed in writing to Bank in connection herewith, no litigation or administrative proceeding is pending or threatened against any Applicant; and (f) each Applicant has filed all tax returns required to have been filed and paid all taxes shown thereon to be due. Applicants further represent and warrant to Bank that Applicants are not now in violation of any applicable limitations on the aggregate amount of loans that may be made to a borrower by any lender and that issuance of the Credit by Bank will not be, or cause the aggregate credit outstanding to any or all Applicants to exceed such limitations, and Applicants covenant and agree that Applicants will at all times during the term of this Agreement fully comply with and fully advise Bank and Member, if any, of all circumstances relevant to, all applicable lending limits.
          11. Upon the non-performance of any of the promises to pay herein set forth, or upon the non-payment of any of the Obligations or other obligations or liabilities of Applicants herein, upon the failure of Applicants to furnish satisfactory additional collateral or to make payments on account as hereinabove agreed, or to perform or comply with any of the other terms or provisions of this Agreement, or in the event of default under any security agreement or guaranty or other document securing or guaranteeing Applicants' payment and performance of the Obligations, or should any information supplied on behalf of Applicants prove to be incorrect, false or misleading, or in the event of the death, insolvency, business failure, dissolution or termination of existence of any Applicant, or in case any petition in bankruptcy is filed by or against any Applicant, or any proceeding is commenced for the relief or readjustment of any indebtedness of any Applicant, either through reorganization, composition, extension or otherwise, or if any Applicant should make an assignment for the benefit of creditors or take advantage of any insolvency law, or if a receiver for any property of any Applicant should be appointed at any time, and in each case any of the foregoing is initiated under laws or regulations of any jurisdiction relating to the relief of debtors, then upon such occurrence, any or all of the Obligations shall, at Bank's option, become due and payable immediately, without demand or notice, notice of acceleration and of intention to accelerate being hereby expressly waived by each Applicant.
          12. Upon Applicants' failure to pay any Obligation when due, as aforesaid, or upon the occurrence of any of the events described in paragraph 11 above, Bank shall have, in addition to all other rights and remedies allowed by law, the right immediately, without demand for performance and without notice of intention to sell or of the time or place of sale or of redemption or other notice or demand whatsoever to any Applicant, all of which are hereby expressly waived, and without advertisement, to sell at any broker's board, or at public or private sale, or to grant options to purchase, or otherwise to realize upon the whole or from time to time any part of the collateral upon which Bank shall have a security interest or lien as aforesaid, or any interest which Applicants may have therein, and after deducting from the proceeds of sale or other disposition of the said collateral all expenses
   (including but not limited to reasonable attorneys' fees for legal services of every kind and other expenses as set forth below) shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as Bank shall elect, and whether then due or not due, Applicants remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, each Applicant hereby agrees that a notice sent at least two (2) days before the time of any intended public sale or of the time after which any private sale or other disposition of the said collateral is to be made, shall be reasonable notice of such sale or other disposition. Applicants also agree to assemble the said collateral at such place or places as Bank designates by written notice.
   At any such sale or other disposition, Bank may itself purchase the whole or any part of the said collateral sold, free from any right of redemption on the part of Applicants and free of any right to require sale in inverse order of alienation, which rights are hereby waived and released. Applicants agree that the said collateral secures, and further agree to pay on demand, whether or not any default by Applicants has occurred, all expenses (including but not limited to, reasonable attorneys' fees for legal services of every kind, the cost of any insurance and the payment of all taxes or other charges) of, or incidental to, the custody, care, appraisal, sale or collection of, or realization upon, any of the said collateral or in any way relating to the enforcement or protection of Bank's rights hereunder. Where applicable, Bank shall have, to the maximum extent permitted by applicable law, in addition to and cumulative of the rights hereinabove provided, all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in the State of Texas on the date of this Agreement.
          13. No delay on the part of Bank in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given or made upon Applicants by Bank with respect to any power of sale, lien or other right hereunder, shall constitute a waiver thereof or limit or impair the right of Bank to take any action or to exercise any power of sale, lien, option or any other right hereunder, without demand or notice or prejudice to the rights of Bank as against Applicants in any respect. Any and all rights and liens of Bank hereunder shall continue unimpaired, and Applicants shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release or substitution of any property as referred to herein, or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank in reference to any of the Obligations, Applicants each hereby waiving notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and each hereby consenting to be bound thereby as fully and effectually as if Applicants had expressly and specifically agreed thereto.
          14. The users and beneficiaries of the Credit shall be deemed Applicants' agents, and Applicants assume all risks of the acts or omissions of the users or beneficiaries of the Credit. Neither Bank nor its correspondents or affiliates shall assume any liability to anyone for failure to pay or accept if such failure is due to any restriction in force at the time and place of presentment, and Applicants agree to indemnify Bank from any consequences that may arise therefrom. Neither Bank nor Bank's correspondents or affiliates shall be liable or responsible in any respect for any (a) error, omission, interruption or delay in transmission, dispatch or delivery of any one or more messages or advices in connection with the Application or the Credit, whether transmitted by cable, radio, telegraph, twx, wireless, mail, electronic mail, telex, telefax, telecopy, SWIFT, or otherwise and despite any cipher or code which may be employed, or (b) errors in translation or for errors in interpretation of technical terms, or (c) action, inaction or omission which may be taken or suffered by it or them in good faith or through inadvertence in identifying or failing to identify any beneficiary(ies) or otherwise in connection with the Credit, or (d) validity, sufficiency or genuineness of document(s) even if such document(s) should in fact prove to be in any or all respects invalid or insufficient, fraudulent or forged, or (e) act, error, neglect or default, omission, insolvency or failure in business of any of Bank's correspondents. The happening of any one or more of the contingencies described above shall not affect, impair or prevent the vesting of any of Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, it is hereby further agreed that any action, inaction, or omission taken or suffered by Bank or by any of its correspondents under or in connection with the Credit or the relative drafts, demands, documents or property, if in good faith and in conformity with such foreign or domestic laws, customs or regulations as Bank or any of its correspondents may deem to be applicable thereto, shall be binding upon Applicants and shall not place Bank or any of its correspondents under any resulting liability to Applicants. If the Credit or this Agreement shall be terminated or revoked by operation of law as to any Applicant, or if any Applicant shall restrain the payment of the Credit by court order or any other means, or if this Agreement or the Credit are amended,modified, revoked or cancelled as provided for herein and any dispute, claim, demand or cause of action arises with respect thereto, Applicants will jointly and severally indemnify and save Bank harmless from any and all loss, cost, damage, expense, suit, claim, cause of action, judgment and attorneys' fees which may be suffered or incurred by Bank, whether caused in whole or in part by the negligence of Bank or any correspondent or affiliate of Bank.
          15. The Credit and this Agreement may be amended, modified, cancelled or revoked only upon the receipt by Bank from all Applicants of a written request therefor, and then only upon such terms and conditions as Bank may prescribe and then only by a writing signed by all Applicants, the beneficiaries and Bank. Notwithstanding the foregoing, however, Bank may, upon receipt of a written request therefor, signed by all Applicants, extend the expiration date and/or increase the amount of the Credit without the written or oral acceptance or consent of any or all beneficiaries of the Credit. Bank is authorized without reference to or approval by any Applicant to set forth the terms appearing on the Application portion hereof in the Credit and to modify or alter such terms in such language as Bank may deem appropriate, with such variations from such terms as Bank may at its discretion determine (which determination shall be conclusive and binding upon Applicants) are necessary and are not materially inconsistent with such terms.
          16. Notwithstanding anything herein (except paragraph 17) to the contrary, it is understood and agreed that, if the Credit is issued in favor of a sovereign or commercial entity which is to issue a commitment or guarantee on Applicants' behalf in connection herewith, each Applicant shall remain liable on the Credit until Bank is fully released in writing by such entity. Applicants jointly and severally agree to pay (a) all costs and expenses incurred by Bank in collection of amounts advanced under the Credit and any and all other amounts remaining unpaid hereunder through probate, reorganization, bankruptcy or any other proceeding and
   (b) reasonable attorneys' fees when and if collection of any such amount is placed in the hands of an attorney for collection after default.
          17. Notwithstanding anything contained herein or in any other separate security agreement or other document executed heretofore, herewith or hereafter in connection with or related to this credit obligation, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Federal Reserve Board), the security for this credit obligation shall not extend to any non-possessory security interest in household goods (as defined in said Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein shall be construed under any circumstances to extend to any waiver of notice prohibited by Regulation AA.
          18. This Agreement and the Credit are subject to and incorporate fully herein (except as expressly modified herein or in the Credit) the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No. 400, (hereinafter referred to as "the Uniform Customs"). This Agreement and the rights of Applicants and Bank hereunder shall be subject to and governed by the substantive laws of the State of Texas, without regard to the rules regarding conflicts of laws, except when the substantive laws of the State of Texas conflict with the Uniform Customs, in which event the provisions of the Uniform Customs shall govern.
          19. If the Credit is governed by the laws of a foreign jurisdiction, the Credit may require Bank to pay funds as Bank's primary obligation. In the event Bank is, or in good faith deems itself to be, obligated to advance funds to the beneficiary(ies) hereof, Applicants hereby expressly jointly and severally agree to reimburse Bank on demand for all such advances made, notwithstanding any expiration or cancellation of the Credit by Bank or under Texas law or the Uniform Customs and even though Applicants may have an unresolved controversy with a third party or the beneficiary(ies) related to the transaction for which the Credit is being sought, including the proper interpretation of the law of such foreign jurisdiction. In the event Applicants have a dispute with the beneficiary(ies) or a third party, Applicants are required to reimburse Bank on demand, and Applicants' remedy is to seek reimbursement from the beneficiary(ies) or the third party. Bank is expressly authorized to presume that all demands for payment made by the beneficiary(ies) hereof are made in accordance with such foreign law.
          20. Unless otherwise expressly stated herein or in the Credit, neither the Credit nor this Agreement may be assigned by the beneficiary(ies) or any Applicant without the prior written consent of Bank. Bank may assign or transfer the Credit or this Agreement, or any instrument(s) evidencing all or any of the Obligations, and may deliver all or any of the property then held as security therefor, to the transferee(s) of Bank, who shall thereupon become vested with all of the powers and rights in respect thereof given to Bank herein or in the instrument(s) transferred, and Bank shall thereafter be forever relieved and fully discharged from any liabilities or responsibility with respect thereto, but Bank shall retain all rights and powers hereby given with respect to any and all instrument(s), rights or property not so transferred.
          21. This Agreement, the Application and the Credit constitute the entire agreement among the parties hereto, except for such agreements executed in connection herewith which specifically refer to this Agreement, the Application or the Credit or which grant to Bank a lien or security interest to secure any debts or obligation of any Applicant, regardless of any reference or lack thereof to this Agreement, Application or the Credit. Terms used herein in the plural number shall be construed as singular as the context requires and vice versa.
          22. Although the Credit may refer to a particular agreement or other obligation to the beneficiary(ies) executed by Applicants, the terms of such agreement are not in any manner incorporated herein. Bank shall therefore make payment upon demand under the Credit unless it appears that such demand, on its face, does not comply with the terms of the Credit. Such payment shall be made without regard to performance of any obligation by any contracting party under such agreement.
          23. Applicants agree that at all times now and hereafter they will indemnify and save Bank harmless from and against all suits, judgments, liabilities, losses or damages to it arising in any manner, including negligence on the part of Bank in connection with the Credit or this Agreement, unless due to gross negligence or willful misconduct on the part of Bank, and from and against all costs, charges and expenses, including in connection with all legal proceedings, whether groundless or otherwise, attorneys' fees, it being the purpose of this Agreement to protect Bank fully in the premises.
          24. Applicants agree that no acceptance or payment of overdrafts or irregular drafts or of drafts with irregular documents attached shall, if assented to or approved by any Applicant orally or in writing, or if Bank in good faith accepts an indemnity limited to the actual damage, if any, caused by such irregularity or discrepancy, impair any rights which Bank may have under this Agreement. In case of any variation between the documents called for by the Credit or this Agreement and the documents accepted by Bank or Bank's correspondents, Applicants shall each be deemed conclusively to have waived any right to object to such variation with respect to any action by Bank or Bank's correspondents relating to such documents and to have ratified and approved such action as having been taken on Applicants' direction, unless Applicants immediately upon receipt of such documents (and prior to receipt thereof by any beneficiary or user of the Credit) file objection with Bank in writing, or unless Bank has been provided with an indemnity, as aforesaid. Applicants acknowledge and agree that, the information in the Application portion of this Agreement may be transmitted to Bank and relied on by Bank in issuing the Credit by any means acceptable to Bank, including without limitation, SWIFT, electronic mail, telex, telephone, twx, telecopy or telefax. Applicants, Member and Correspondent (both as hereinafter defined) agree to hold Bank harmless from and against all claims, expenses, costs, liabilities, attorneys' fees, suits, judgments, and causes of action arising out of any discrepancy between the information in this Agreement, including without limitation, the Application, and that transmitted to, or received by, Bank.
          25. Issuance by Bank of the Credit applied for herein shall constitute acceptance by Bank of this Agreement.
          26. If this Agreement contains the signature of a bank which is a subsidiary of Texas Commerce Bancshares, Inc. (hereinafter referred to as the "Member") or of a correspondent bank of Bank (hereinafter referred to as the "Correspondent"), then this paragraph shall be applicable. In consideration of Bank's issuing the Credit at the request of Correspondent or Member, as applicable, Correspondent or Member as applicable, agrees that it is an Applicant hereunder with respect to Bank, and it agrees to reimburse Bank on demand and authorizes Bank, without demand or any notice whatsoever, to charge, setoff against and otherwise exercise any rights Bank may have with respect to, any monies now or hereafter on deposit with or otherwise to the credit of or belonging to Correspondent or Member, as applicable, at or with Bank for any and all Obligations hereunder, whether or not any demand has been made on Applicants hereunder. As an Applicant hereunder, each Correspondent or Member Bank, as applicable, makes the same representations, warranties, covenants and agreements to Bank as the Applicants in paragraph 10 hereof and otherwise provided in this Agreement; provided, however unless otherwise agreed to in writing, or stated herein neither Member nor Correspondent agrees to furnish any security for this Agreement or the Credit other than the aforementioned monies. Upon Member's or Correspondent's, as applicable, payment to Bank of all Obligations hereunder, Bank thereupon automatically, and without further action on the part of any party, assigns and transfers its rights hereunder to Correspondent or Member, as applicable, who shall be fully subrogated thereto, and Applicants agree that any right, claim or cause of action which any of them may have hereunder or under the Credit shall be made only against Correspondent or Member, as applicable, and Applicants agree to indemnify and hold Bank harmless from and against any claims, costs, expenses, suits or causes of action by Applicants or any beneficiary or user of the Credit. Applicants hereby agree that Correspondent or Member, as applicable, shall also (in addition to Bank) have the same rights, remedies, security interests and other liens as are stated herein, to the same effect as if additional paragraphs were fully written herein containing the same terms but substituting "Correspondent" or "Member" for "Bank" throughout. All references to secured party, beneficiary or other similar term contained in any deed of trust, security agreement, financing statement or other document or instrument executed contemporaneously herewith or previously executed by any of the Applicants for the benefit of Member or Correspondent shall be deemed to include Bank as well as Member or Correspondent. All such security agreements, financing statements, deeds of trust and other documents and instruments are amended to the extent necessary in order that the Obligations of Applicants hereunder are secured thereby and by the collateral described therein on a pari passu basis with, and in addition to, any other obligations secured thereby.
          27. If this box is checked this paragraph is applicable. Applicants have requested Bank to issue a Credit which the Bank may, but is not required, to renew on an annual basis until the "latest date" indicated on the Application or such later date as any Applicant may hereafter request in writing. Applicants agree that Bank has made no commitment to any beneficiary or any Applicant, and that Bank has no obligation, to renew the Credit at or prior to the original or any subsequent expiration date. Except as expressly provided in the Credit, Bank shall have no liability to any beneficiary for the renewal of, or failure to renew, the Credit for any reason. Except as hereinafter agreed, the Bank shall not have any liability to Applicants due to the renewal of, or failure to renew, the Credit for any reason. Except to the extent any notice may be required in the Credit, Bank is not required to notify any beneficiary or Applicant of the renewal, or failure to renew, the Credit. Subject to the other conditions and indemnities in this Agreement, including negligence by Bank, Bank and Applicants agree that Bank will not renew the Credit if it receives, and an authorized officer of Bank acknowledges such receipt in writing, written notification from any Applicant at least 14 days and not more than 30 days prior to the earliest date on which, pursuant to the terms of the Credit, Bank must either renew or decline to renew the Credit or notify beneficiary(ies) of its decision to renew or not to renew the Credit.
   Such written notification must specify to the satisfaction of Bank the Credit, the then current expiration date, and such Applicant's request that the Credit not be renewed.

   This written loan agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
   There are no unwritten oral agreements between the parties.

   APPLICANTS:
_______________________
                                                           Printed Name
   ____________________________
               Printed Name                                By:

                                                           Authorized
Signature
   By:
           Authorized Signature
CORRESPONDENT/MEMBER BANK:


               Printed Name
         Printed Name

   By:                                                     By:
           Authorized Signature
         Authorized Signature

   BANK ACCEPTANCE: The Bank's Acceptance evidenced by the undersigned authorized representative's signature is provided as its acknowledgment that this agreement represents the final agreement by the parties which may not be contradicted by evidence of prior contemporaneous, or subsequent oral agreements between the parties.

   Bank:
   By:





   FILE: LCAPP
   081996 v2
   147:13312-67